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                             BRINSON SERIES TRUST
                      HIGH GRADE FIXED INCOME PORTFOLIO


                 SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001


                                       July 25, 2001


Dear Investor,

     This supplement to the prospectus of High Grade Fixed Income Portfolio ("Series Trust Portfolio"), a series of Brinson Series Trust ("Trust"), is to notify you of the proposed merger of the Series Trust Portfolio into U.S. Government/High Grade Securities Portfolio ("AVP Portfolio"), another open-end mutual fund and a series of Alliance Variable Products Series Fund, Inc.

     The Trust's board of trustees has approved the submission to the Series Trust Portfolio's shareholders of an Agreement and Plan of Acquisition and Termination under which the Series Trust Portfolio would transfer substantially all of its assets and liabilities to the AVP Portfolio. If the Series Trust Portfolio's shareholders approve the proposed merger, you will receive like shares of the AVP Portfolio in exchange for your Series Trust Portfolio shares. The Series Trust Portfolio will then cease operations.

     More information about the proposed merger will be provided to Series Trust Portfolio shareholders in proxy solicitation materials that are expected to be mailed in early September, 2001. If approved by the Series Trust Portfolio's shareholders, the merger would be expected to become effective by the end of October, 2001 or as soon as practicable thereafter.

     You may continue to buy, sell and exchange your Series Trust Portfolio shares as described in the prospectus prior to the shareholder meeting. If the merger proposal is approved, Series Trust Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.